Exhibit 10 (hhhh)

FOURTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT, dated as of August 12, 2005 (this “Amendment”), is entered into by and between ACCESS WORLDWIDE COMMUNICATIONS, INC., a Delaware corporation (“Access”), ASH CREEK, INC., a Delaware corporation, AWWC NEW JERSEY HOLDINGS, INC., a Delaware corporation, TELEMANAGEMENT SERVICES, INC., a Delaware corporation, TLM HOLDINGS CORP., a Delaware corporation, (individually and collectively, the “Borrower”), and CAPITALSOURCE FINANCE LLC, a Delaware limited liability company (the “Lender”). Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below).

WHEREAS, the parties hereto entered into that certain Revolving Credit, Term Loan and Security Agreement dated as of June 10, 2003, as amended by that certain First Amendment to Revolving Credit, Term Loan and Security Agreement dated as of August 11, 2003, by that certain Second Amendment to Revolving Credit, Term Loan and Security Agreement dated as of November 13, 2003, and by that certain Third Amendment to Revolving Credit, Term Loan and Security Agreement dated as of November 12, 2004 (as so amended and as amended, supplemented, or otherwise modified from time to time, the “Agreement”); and

WHEREAS, Borrower has requested that Lender revise certain financial covenants set forth in the Agreement, and make certain other amendments, and Lender has agreed to do so in accordance with the terms and conditions contained herein;

NOW, THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the receipt and sufficiency are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments.

(a) Section VIII(i) of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following Section VIII(i):

(i) (i) any Change of Control occurs or any agreement or commitment to cause or that may result in any such Change of Control is entered into, (ii) any Material Adverse Effect, or Material Adverse Change occurs or is reasonably expected to occur, or (iii) Borrower or Guarantor ceases a material portion of its business operations as currently conducted;

(b) The Agreement is hereby amended by adding a new Section 7.11 reading in its entirety as follows:

Section 7.11 Merrill Lynch Account

Borrower agrees that it will deposit a minimum of $967,000 in account number 737-07056 (the “Merrill Account”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill”) which deposit account is pledged to Lender as Collateral under this Agreement and which deposit account is subject to an Account Control Agreement among Borrower, Lender and Merrill. Borrower further agrees and acknowledges that it may not withdraw any funds at any time from the Merrill Account without the prior written consent of Lender, except in accordance with the schedule set forth on Exhibit A attached hereto.

(c) Annex I of the Agreement is hereby amended by deleting it in its entirety and replacing it with Annex I attached hereto as Exhibit B.

SECTION 2. Conditions to Effectiveness. This Amendment shall be effective on the date upon which the following conditions precedent are satisfied:

(a) Borrower shall have delivered to Lender an executed original copy of this Amendment, and each other agreement, document or instrument reasonably requested by the Lender in connection with this Amendment, each in form and substance reasonably satisfactory to Lender.

(b) Lender shall have received evidence satisfactory to it that Borrower has raised at least $967,000 of net aggregate proceeds from the sale of its equity securities, and that such amount in on deposit with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill”) in account number 737-07056 (the “Merrill Account”).

(c) Lender shall have received an original of an executed Pledged Collateral Account Control Agreement by and among Lender, Borrower and Merrill (the “Merrill Account Control Agreement”) pursuant to which Lender’s security interest in the Merrill Account and any amounts deposited therein shall be perfected, in form and substance satisfactory to Lender.

(d) Lender shall have received all fees, charges and expenses payable to Lender as required by this Amendment and in connection with this Amendment and the documentation related hereto, including, but not limited to, (i) a fee in the amount of $40,000 in consideration of this Amendment, and (ii) legal fees and out-of-pocket costs (including in-house counsel fees and expenses).

SECTION 3. Miscellaneous.

(a) Borrower represents and warrants that after giving effect to this Amendment and the transactions contemplated hereby, all of the representations and warranties set forth in Article V of the Agreement are true and correct in all material respects and no Default or Event of Default has occurred and is continuing as of the date hereof.

(b) Except as expressly provided herein, the Agreement shall continue in full force and effect, and the unamended terms and conditions of the Agreement are expressly incorporated herein and ratified and confirmed in all respects. This Amendment is not intended to be or to create, nor shall it be construed as, a novation or an accord and satisfaction. From and after the date hereof, references to the Agreement shall be references to the Agreement as amended hereby. This Amendment shall be deemed a Loan Document as such term is defined and used in the Agreement.

(c) This Amendment constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. Neither this Amendment nor any provision hereof may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by the parties required to be a party thereto pursuant to the Agreement.

(d) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

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(e) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE AGREEMENT.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to Revolving Credit, Term Loan and Security Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:	ACCESS WORLDWIDE COMMUNICATIONS, INC.

By:
Richard Lyew, Executive Vice President

ASH CREEK, INC.

By:
Richard Lyew, Executive Vice President

AWWC NEW JERSEY HOLDINGS, INC.

By:
Richard Lyew, Executive Vice President

TELEMANAGEMENT SERVICES, INC.

By:
Richard Lyew, Executive Vice President

TLM HOLDINGS CORP.

By:
Richard Lyew, Executive Vice President

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LENDER:	CAPITALSOURCE FINANCE LLC

By:
Name:
Its:

EXHIBIT A

Withdrawal Date	Maximum Withdrawal Amount
September 1, 2005	$213,000
October 1, 2005	$203,000
November 1, 2005	$180,000
December 1, 2005	$180,000
January 1, 2006	$191,000

EXHIBIT B

ANNEX I

FINANCIAL COVENANTS

1) Minimum EBITDA

Borrower shall not permit its EBITDA for the Test Period to be less than the following amounts for the months indicated:

September 2004:	$(210,000)
October 2004:	$(333,000)
November 2004:	$(391,000)
December 2004:	$(112,000)
January 2005:	$(1,000)
February 2005:	$121,000
March 2005:	$156,000
April 2005:	$308,000
May 2005:	$386,000
June 2005:	$(190,000)
July 2005:	$(149,000)
August 2005:	$(621,000)
September 2005:	$(375,000)
October 2005:	$(416,000)
November 2005:	$(9,000)
December 2005:	$363,000
January 2006:	$600,000
February 2006:	$626,000
March 2006:	$561,000
April 2006:	$549,000
May 2006:	$600,000
June 2006:	$600,000
July 2006:	$700,000
August 2006:	$628,000
September 2006:	$700,000
October 2006:	$800,000
November 2006:	$1,000,000
December 2006 and thereafter:	$1,000,000

2) Fixed Coverage Ratio (EBITDA/Fixed Charges)

Borrower shall not permit its Fixed Charge Coverage Ratio for the Test Period to be less than the following amount for the months indicated:

September 2004 through December 2005:	Waived
January 2006	1.0
February 2006	1.0
March 2006 and thereafter:	1.0

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